Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events
Subsequent Events

13.          Subsequent Events

Issuance and Sale of Senior Notes

On July 15, 2011, the Company successfully completed the issuance and sale of $50.0 million aggregate principal amount of additional 12.50 % Senior Notes due 2015 (the "Notes"). The Notes are Additional Notes issued pursuant to the indenture dated as of September 24, 2010, pursuant to which the Company initially issued $150.0 million aggregate principal amount of its 12.50% Notes, as supplemented by the First Supplemental Indenture dated as of July 15, 2011. The Additional Notes have identical terms, other than the issue date and issue price, and constitute part of the same series as the initially issued notes, although they bear a different CUSIP number than the initially issued notes until they are no longer restricted securities under the Securities Act. The Additional Notes are jointly and severally, and unconditionally, guaranteed on a senior secured basis by all of the Company's current and future domestic subsidiaries that guarantee indebtedness under our Amended Revolving Credit Facility.

Interest on the Notes accrues from and including April 1, 2011 at a rate of 12.50% per year. Interest on the Notes is payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Notes mature on October 1, 2015.

The purchase price for the Notes was 102.50% of their principal amount, plus accrued interest from April 1, 2011. The Company received net proceeds from the issuance and sale of the Notes of approximately $51.7 million, after discounts and estimated offering expenses. The Company intends to use the net proceeds from the offering for general corporate purposes.